THE PROCTER & GAMBLE COMPANY
                                                    One P&G Plaza
                                                    Cincinnati, OH 45202
NEWS RELEASE

                                                           FOR IMMEDIATE RELEASE


           FTC ISSUES REQUEST FOR ADDITIONAL INFORMATION IN PROCTER &
                             GAMBLE/GILLETTE MERGER
           ----------------------------------------------------------

         CINCINNATI, March 22, 2005 - The Procter & Gamble Company (NYSE:PG) and The Gillette Company (NYSE:G) announced today that the Federal Trade Commission
(FTC) has issued a request for additional information in connection with its review of the proposed merger between the two companies. A request of this nature is typical in a transaction of this size, and was expected.

         The companies plan to respond promptly and continue to believe that the transaction will close in the Fall of 2005.


FORWARD-LOOKING STATEMENTS
--------------------------

         In this release, The Procter & Gamble Company ("P&G") and The Gillette Company ("Gillette") have made forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 (the "Act"), which are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of each company's management. Generally, forward-looking statements include information concerning possible or assumed future actions, events or results of operations of P&G, Gillette and the combined company. Forward-looking statements specifically include, without limitation, any information in this document regarding projections; efficiencies/cost avoidance; cost savings; income and margins; earnings per share; growth; economies of scale; combined operations; the economy; future economic performance; conditions to, and the timetable for, completing the merger; future acquisitions and dispositions; litigation; potential and contingent liabilities; management's plans; business portfolios; taxes; and merger and integration-related expenses.

         Forward-looking statements may be preceded by, followed by or include the words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions. P&G and Gillette claim the protection of the safe harbor for forward-looking statements contained in the Act for all forward-looking statements.

         Forward-looking statements are not guarantees of performance. In addition to the risks and uncertainties noted in this release, there are certain factors that could affect the future results of P&G and Gillette, and of the combined company after the completion of the merger, and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. These include: (1) the ability to achieve business plans, including with respect to lower income consumers and growing existing sales and volume profitably despite high levels of competitive activity, especially with respect to the product categories and geographical markets (including developing markets) in which the combined company has chosen to focus; (2) the ability to successfully execute, manage and integrate key acquisitions and mergers, including Wella A.G. (in the case of P&G) and the merger with Gillette; (3) the ability to manage and maintain key customer relationships; (4) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (5) the ability to successfully manage regulatory, tax and legal matters (including product liability, patent and other intellectual property matters), and to resolve pending matters within current estimates; (6) the ability to successfully implement, achieve and sustain cost improvement plans in manufacturing and overhead areas, including outsourcing projects; (7) the ability to successfully manage currency (including currency issues in volatile countries), debt (including debt related to P&G's share repurchase plan), interest rate and certain commodity cost exposures; (8) the ability to manage the continued global political and/or economic uncertainty and disruptions, especially in the combined company's significant geographical markets, as well as any political and/or economic uncertainty and disruptions due to terrorist activities; (9) the ability to successfully manage the pattern of its sales, including the variation in sales volume within periods; (10) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for its products; (11) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (12) the ability to successfully manage increases in the prices of raw materials used to make the combined company's products; (13) the ability to stay close to consumers in an era of increased media fragmentation; and (14) the ability to stay on the leading edge of innovation. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the most recent 10-K, 10-Q and 8-K reports for each company.


ADDITIONAL INFORMATION AND WHERE TO FIND IT
-------------------------------------------

          In connection with the proposed merger, The Procter & Gamble Company ("P&G") has filed a registration statement on Form S-4 with the Securities and Exchange Commission (Registration No. 333-123309), containing a preliminary joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when available) and other documents filed by P&G and The Gillette Company ("Gillette") with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the definitive joint proxy statement/prospectus, once available, and each company's other filings with the Commission, may also be obtained from the respective companies. Free copies of P&G's filings may be obtained by directing a request to P&G Investor Relations at 513-983-2415. Free copies of Gillette's filings may be obtained by directing a request to Gillette Investor Relations at 617-421-8172.

         This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.


PARTICIPANTS IN THE SOLICITATION
--------------------------------

         P&G, Gillette and their respective directors, executive officers and other members of their management and employees may be soliciting proxies from their respective stockholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of P&G's stockholders under the rules of the Commission is set forth in the Proxy Statement filed by P&G with the Commission on August 27, 2004, and information concerning persons who may be considered participants in the solicitation of Gillette's stockholders under the rules of the Commission is set forth in the Proxy Statement filed by Gillette with the Commission on April 12, 2004.


ABOUT GILLETTE
--------------

         For more than 100 years, The Gillette Company has transformed innovative ideas into consumer products that engender strong and enduring consumer brand loyalty around the world. Gillette is a leader in male grooming, a category that includes blades, razors, and shaving preparations. Gillette also holds a strong position worldwide in selected female grooming products, such as wet shaving products and hair epilation devices. In addition, the company is the world leader in alkaline batteries and is recognized for its Oral-B(R) manual and power toothbrushes. The company employs nearly 30,000 people globally and operates 31 manufacturing plants in 14 countries.


ABOUT PROCTER & GAMBLE
----------------------

         Two billion times a day, P&G brands touch the lives of people around the world. The company has one of the strongest portfolios of trusted, quality, leadership brands, including Pampers(R), Tide(R), Ariel(R), Always(R), Whisper(R), Pantene(R), Bounty(R), Pringles(R), Folgers(R), Charmin(R), Downy(R), Lenor(R), Iams(R), Crest(R), Actonel(R), Olay(R), Clairol Nice `n Easy(R), Head & Shoulders(R), and Wella. The P&G community consists of almost 110,000 employees working in over 80 countries worldwide. Please visit http://www.pg.com for the latest news and in-depth information about P&G and its brands.

                                      # # #

P&G MEDIA CONTACTS:
------------------
In the US: 1-866-PROCTER or 1-866-776-2837
International: +1-513-945-9087

GILLETTE MEDIA CONTACT:
----------------------
Eric Kraus - 617-421-7194

P&G INVESTOR RELATIONS CONTACT:
------------------------------
Thomas Tippl - 513-983-2414